NIAGARA MOHAWK REPORTS THIRD-QUARTER EARNINGS

                       DECLARES PREFERRED STOCK DIVIDENDS


     SYRACUSE, October 23 -- Niagara Mohawk Power Corp. (NYSE: NMK) today reported 1998 third-quarter earnings of $8.5 million, or 5 cents per share, compared to 1997 third-quarter earnings of $22.3 million, or 15 cents per share. The company also reported that at a regularly scheduled meeting yesterday its Board of Directors declared dividends for all series of preferred stock.
     Earnings for the third quarter 1998 were lower than last year's third-quarter earnings primarily as a result of the impact of the amortization of the Master Restructuring Agreement (MRA) regulatory asset and higher interest charges due to the new debt issued in connection with the MRA, offset in part by a reduction in electricity purchased. The earnings impact of the MRA and POWERCHOICE became effective on September 1, 1998. Earnings for the third quarter 1998 were also lower as a result of expenses incurred during a severe Labor Day storm.
     For the 12 months ended September 30, 1998, the company reported a loss of $132.3 million, or a loss of 85 cents per share, compared with earnings of $112.0 million, or 78 cents per share for the 12 months ended September 30, 1997. The 12-month period ended September 30, 1998, reflects the impact of $263.2 million pre-tax, or $1.18 per share, non-cash charge to earnings in the second quarter related to the closing of the MRA in June 1998.
     In addition, earnings per share for the third quarter and the 12 months ended September 30, 1998, were diluted by the issuance of 42.9 million shares of common stock in connection with the MRA.
     The MRA allowed Niagara Mohawk to terminate, restate or amend 27 government-mandated IPP contracts, reducing the company's IPP payments by more than $500 million annually. The improved cash flow will assist the company in reducing electricity prices for all customers and pay off the debt required to finance the MRA over a six - to seven-year period.
     In addition to the non-cash charge related to the MRA, earnings in the 12 months ended September 30, 1998, were lower due to the cost of the January
1998 ice storm and Labor Day 1998 wind storm, amortization of the MRA regulatory asset and higher interest charges due to the MRA debt, offset in part by lower electricity purchased.
     Earnings for the 12-month period ended September 30, 1997, included a December 1996 after-tax extraordinary write-off of $67.4 million or 47 cents per share, associated with the discontinued application of regulatory accounting principles to the company's fossil and hydro generation business. Excluding the extraordinary write-off, earnings for the 12 months ended September 30, 1997, were $217.0 million, or $1.25 per share. Earnings for the 12 months ended September 30, 1997, also reflected a $15 million after-tax gain, or 10 cents per share, in the fourth quarter of 1996 on the sale of a 50-percent interest in Canadian Niagara Power Company.
     Retail sales of electricity were up 0.3 percent in the third quarter
1998, due primarily to increased sales to residential and commercial customers. Total electricity sales, however, decreased 2.6 percent, as wholesale sales for the quarter were down 28.9 percent. Retail sales of electricity for the year ended September 30, 1998, were down 0.6 percent, and total electricity sales decreased 2.4 percent.
     Electric revenues for the third quarter 1998 were $859.6 million, 3.9 percent higher than third-quarter 1997 electric revenues of $827.7 million, primarily due to an increase in revenues from the delivery of energy for resale. For the 12 months ended September 30, 1998, electric revenues decreased 0.8 percent, compared to revenues for the 12 months ended September 30, 1997.
     Retail sales of natural gas decreased 7.4 percent in the third quarter of 1998 reflecting decreases in all customer classes. Total gas deliveries, which include the transportation of customer-owned gas, were down 13.5 percent. For the 12 months ended September 30, 1998, retail sales of natural gas decreased
12.1 percent, while total gas deliveries were down 8.8 percent.
     Natural gas revenues for the third-quarter 1998 were $71.0 million, up 3.1 percent from a year earlier, due primarily to an increase in revenues from sales for resale on the spot market. Gas revenues for the 12 months ended September 30, 1998, were down 7.6 percent.
     Dividends were declared at the prescribed rates for all series of preferred stock. The fourth-quarter dividend rate per annum for the adjustable rate preferred stock Series A is 6.50 percent; Series B is 7.50 percent; and Series C is 7.00 percent. These rates equate to payments of $0.40625; $0.46875; and $0.4375 per share, respectively. Preferred dividends are payable December 31 to holders of record December 7, 1998.
     Consolidated Statements of Income and Selected Operating Information will be filed today with the Securities and Exchange Commission on Form 8-K.


NOTE: This release contains statements that constitute forward-looking information. Such statements are subject to certain risks, uncertainties and assumptions. All of these forward-looking statements are based on estimates and assumptions made by the company's management which, although believed by the company's management to be reasonable, are inherently uncertain. Such forward-looking statements are not guarantees of future performance or results and involve certain risks and uncertainties. Actual results or developments may differ materially from the forward-looking statements as a result of various factors.


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                                        NIAGARA MOHAWK POWER CORPORATION
                                              THIRD QUARTER REPORT

                                        CONSOLIDATED STATEMENTS OF INCOME

                            Niagara Mohawk Power Corporation and Subsidiary Companies
                                                   (Unaudited)
                                               In thousands of dollars

                                           Three Months Ended     Nine Months Ended       Twelve Months Ended
                                              September 30,          September 30,            September 30,
                                             1998       1997       1998        1997        1998          1997
                                             ----       ----       ----        ----        ----          ----
OPERATING REVENUES:
Electric. . . . . . . . . . . . . . . . .  $859,597  $827,697  $2,506,048   $2,509,603  $3,305,886   $3,333,618
Gas . . . . . . . . . . . . . . . . . . .    71,034    68,873     433,893      496,497     594,359      643,588
                                           --------  --------  -----------  ----------  -----------  -----------
                                            930,631   896,570   2,939,941    3,006,100   3,900,245    3,977,206
                                           --------  --------  -----------  ----------  -----------  -----------

OPERATING EXPENSES:
Fuel for electric generation. . . . . . .    80,045    54,674     178,433      127,331     230,557      167,187
Electricity purchased . . . . . . . . . .   240,068   293,324     866,677      939,125   1,163,660    1,247,567
Gas purchased . . . . . . . . . . . . . .    39,760    41,625     216,372      253,180     308,802      326,555
Other operation and maintenance expenses.   223,481   198,805     697,787      605,262     927,807      839,884
Amortization of the MRA regulatory asset.    32,184         -      32,184            -      32,184            -
POWERCHOICE charge. . . . . . . . . . . .         -         -     263,227            -     263,227            -
Depreciation and amortization . . . . . .    88,767    85,148     264,540      254,169     350,012      337,315
Other taxes . . . . . . . . . . . . . . .   116,039   112,820     356,961      354,218     474,212      468,051
                                           --------  --------  -----------  ----------  -----------  -----------
                                            820,344   786,396   2,876,181    2,533,285   3,750,461    3,386,559
                                           --------  --------  -----------  ----------  -----------  -----------

OPERATING INCOME. . . . . . . . . . . . .   110,287   110,174      63,760      472,815     149,784      590,647

Other income. . . . . . . . . . . . . . .    45,024     7,484      47,620       20,853      51,764       41,111
                                           --------  --------  -----------  ----------  -----------  -----------

INCOME BEFORE INTEREST CHARGES. . . . . .   155,311   117,658     111,380      493,668     201,548      631,758

Interest charges. . . . . . . . . . . . .   133,658    68,380     265,109      205,260     333,755      274,078
                                           --------  --------  -----------  ----------  -----------  -----------

INCOME (LOSS) BEFORE FEDERAL &
FOREIGN INCOME TAXES. . . . . . . . . . .    21,653    49,278    (153,729)     288,408    (132,207)     357,680

Federal & foreign income taxes. . . . . .     4,000    17,595     (50,337)     112,954     (36,696)     140,670
                                           --------  --------  -----------  ----------  -----------  -----------

INCOME (LOSS)
BEFORE EXTRAORDINARY ITEM . . . . . . . .    17,653    31,683    (103,392)     175,454     (95,511)     217,010

Extraordinary item for the
discontinuance of regulatory
accounting principles, net of
income taxes of $36,273 . . . . . . . . .         -         -           -            -           -      (67,364)
                                           --------  --------  -----------  ----------  -----------  -----------

NET INCOME (LOSS) . . . . . . . . . . . .    17,653    31,683    (103,392)     175,454     (95,511)     149,646

Dividends on preferred stock. . . . . . .     9,137     9,353      27,531       28,161      36,767       37,682
                                           --------  --------  -----------  ----------  -----------  -----------

BALANCE AVAILABLE FOR COMMON STOCK. . . .  $  8,516  $ 22,330   ($130,923)  $  147,293   ($132,278)  $  111,964
                                           ========  ========  ===========  ==========  ===========  ===========

AVERAGE NUMBER OF SHARES OF COMMON
STOCK OUTSTANDING (IN THOUSANDS). . . . .   187,365   144,417     159,049      144,399     155,362      144,391

BASIC AND DILUTED EARNINGS (LOSS)
PER AVERAGE SHARE OF COMMON
STOCK BEFORE EXTRAORDINARY ITEM . . . . .  $   0.05  $   0.15      ($0.82)  $     1.02      ($0.85)  $     1.25

EXTRAORDINARY ITEM. . . . . . . . . . . .         -         -           -            -           -       ($0.47)
                                           --------  --------  -----------  ----------  -----------  -----------

BASIC AND DILUTED EARNINGS
(LOSS) PER AVERAGE SHARE OF
COMMON STOCK. . . . . . . . . . . . . . .  $   0.05  $   0.15      ($0.82)  $     1.02      ($0.85)  $     0.78
                                           ========  ========  ===========  ==========  ===========  ===========

OTHER OPERATING DATA:

Earnings before interest charges,
interest income, income taxes,
depreciation and amortization, and other
regulatory adjustments (EBITDA) . . . . .  $329,450         -  $  720,320            -  $  881,757            -

Net cash interest . . . . . . . . . . . .  $125,256         -  $  231,381            -  $  287,000            -

Ratio of EBITDA to net cash interest. . .       2.6         -         3.1            -         3.1            -
                                           --------  --------  -----------  ----------  -----------  -----------


NOTES:
* The above information is not given in connection with any sale or offer to sell or buy any stock or security.

* The Company files periodic reports pursuant to the Securities Exchange Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.


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                                            NIAGARA MOHAWK POWER CORPORATION
                                                  THIRD QUARTER REPORT

                                       SELECTED OPERATING & FINANCIAL INFORMATION

                               Niagara Mohawk Power Corporation and Subsidiary Companies
                                                      (Unaudited)
ELECTRIC OPERATIONS
SALES (MILLIONS OF KWH)
                                    Three Months Ended                 Nine Months Ended              Twelve Months Ended
                                        September 30,                     September 30,                  September 30,
                                                         %                                 %                            %
                                 1998       1997      Change       1998       1997      Change      1998       1997   Change
                                 ----       ----     -------       ----       ----     -------      ----       ----  -------
Residential . . . . . . . .      2,429      2,348        3.4       7,358      7,574       (2.9)     9,689      9,916   (2.3)
Commercial. . . . . . . . .      3,166      2,999        5.6       8,824      8,737        1.0     11,639     11,511    1.1
Industrial. . . . . . . . .      1,719      1,900       (9.5)      5,186      5,413       (4.2)     6,964      7,187   (3.1)
Industrial - Special. . . .      1,088      1,135       (4.1)      3,378      3,341        1.1      4,544      4,437    2.4
Other . . . . . . . . . . .         53         51        3.9         172        165        4.2        242        233    3.9
                             ---------  ---------  ----------  ---------  ---------  ----------    ------     ------  ------
TOTAL TO ULTIMATE CUSTOMERS      8,455      8,433        0.3      24,918     25,230       (1.2)    33,078     33,284   (0.6)
Sales for resale. . . . . .        663        932      (28.9)      3,082      3,066        0.5      3,762      4,446  (15.4)
                             ---------  ---------  ----------  ---------  ---------  ----------    ------     ------  ------
TOTAL SALES . . . . . . . .      9,118      9,365       (2.6)     28,000     28,296       (1.0)    36,840     37,730   (2.4)
                             ---------  ---------  ----------  ---------  ---------  ----------    ------     ------  ------

Peak load - MW. . . . . . .      5,928      6,348       (6.6)      5,928      6,348       (6.6)     5,928      6,348   (6.6)
Peak load - Date. . . . . .  7/16/1998  7/15/1997              7/16/1998  7/15/1997             7/16/1998  7/15/1997

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GAS OPERATIONS
SALES (THOUSANDS OF DEKATHERMS)
                                         Three Months Ended        Nine Months Ended       Twelve Months Ended
                                            September 30,            September 30,             September 30,
                                                         %                         %                         %
                                        1998    1997  Change     1998     1997  Change     1998     1997  Change
                                        ----    ---- -------     ----     ---- -------     ----     ---- -------
Residential. . . . . . . . . . . . .   3,038   3,244   (6.4)   36,828   42,409  (13.2)   49,622   54,445   (8.9)
Commercial . . . . . . . . . . . . .   1,296   1,429   (9.3)   13,443   16,947  (20.7)   18,565   22,400  (17.1)
Industrial . . . . . . . . . . . . .      92     107  (14.0)      589    1,154  (49.0)      816    1,623  (49.7)
                                      ------  ------  ------  -------  -------  ------  -------  -------  ------
TOTAL TO ULTIMATE CUSTOMERS. . . . .   4,426   4,780   (7.4)   50,860   60,510  (15.9)   69,003   78,468  (12.1)
Transportation of customer-owned gas  28,423  36,033  (21.1)  101,999  113,333  (10.0)  141,507  152,047   (6.9)
Spot market sales. . . . . . . . . .   2,714     316  758.9     4,104    3,053   34.4     3,502    4,214  (16.9)
                                      ------  ------  ------  -------  -------  ------  -------  -------  ------
TOTAL GAS DELIVERED. . . . . . . . .  35,563  41,129  (13.5)  156,963  176,896  (11.3)  214,012  234,729   (8.8)
                                      ------  ------  ------  -------  -------  ------  -------  -------  ------

Degree days -
    Actual . . . . . . . . . . . . .     129     171  (24.6)    3,676    4,412  (16.7)    6,106    6,723   (9.2)
    Normal . . . . . . . . . . . . .     166     166            4,477    4,477            6,803    6,803

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                            NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES

                                                   (Unaudited)
                                                 EARNINGS REPORT
                                            (IN THOUSANDS OF DOLLARS)

                                          Three Months Ended      Nine Months Ended      Twelve Months Ended
                                             September 30,          September 30,            September 30,
                                            1998       1997       1998         1997       1998          1997
                                            -----      -----      -----        -----      -----         -----

Operating Revenues. . . . . . . . . . . .  $930,631  $896,570  $2,939,941   $3,006,100  $3,900,245   $3,977,206
Operating Income. . . . . . . . . . . . .   110,287   110,174      63,760      472,815     149,784      590,647
Income (Loss) Before Extraordinary Item .    17,653    31,683    (103,392)     175,454     (95,511)     217,010
Extraordinary Item for Discontinuance
     of SFAS No. 71 (Net) . . . . . . . .         -         -           -            -           -      (67,364)
Net Income (Loss) . . . . . . . . . . . .    17,653    31,683    (103,392)     175,454     (95,511)     149,646
Balance Available for Common Stock. . . .  $  8,516  $ 22,330  $ (130,923)  $  147,293  $ (132,278)  $  111,964
Average Number of Shares of Common
     Stock Outstanding (in thousands) . .   187,365   144,417     159,049      144,399     155,362      144,391
Basic and Diluted Earnings (Loss) per
     Average Share of Common Stock After
     Extraordinary Item . . . . . . . . .  $   0.05  $   0.15  $    (0.82)  $     1.02  $    (0.85)  $     0.78
EBITDA. . . . . . . . . . . . . . . . . .  $329,450         -  $  720,320            -  $  881,757            -
Net Cash Interest . . . . . . . . . . . .  $125,256         -  $  231,381            -  $  287,000            -
Ratio of EBITDA to Net Cash Interest. . .       2.6         -         3.1            -         3.1            -

Note 1: The above information is not given in connection with any sale or offer to sell or buy any stock or security.

Note 2: The company files periodic reports pursuant to the Securities Exchange Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.

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